INDEPENDENT AUDITORS´ CONSENT

We consent to the  incorporation  by reference in  Registration  Statement No.'s
33-58914, 33-76036, 33-99096 and 33-35122 of Home Federal Bancorp on Form S-8 of
our report dated July 20, 2000,  appearing in the Annual  Report on Form 10-K of
Home Federal Bancorp for the year ended June 30, 2000.

DELOITTE & TOUCHE LLP
Indianapolis, Indiana

September 27, 2000